Exhibit 10.1

Execution Version

FIRST AMENDMENT AND WRITTEN CONSENT

TO RESTRUCTURING AND SUPPORT AGREEMENT

This FIRST AMENDMENT AND WRITTEN CONSENT TO RESTRUCTURING AND SUPPORT AGREEMENT (this “Amendment”) is dated as of November 3, 2011, and is entered into by and among (i) Nebraska Book Company, Inc.; Campus Authentic LLC; College Bookstores of America, Inc.; NBC Acquisition Corp.; NBC Holdings Corp.; NBC Textbooks LLC; Net Textstore LLC; and Specialty Books, Inc. (collectively, the “Company”); (ii) the undersigned holders of NBC’s 8.625% Notes (collectively, the “Requisite Consenting 8.625% Noteholders”); and (iii) the undersigned holders of NBC’s 11.0% AcqCo Notes (collectively, the “Requisite Consenting AcqCo Noteholders” and together with the Company and the Requisite Consenting 8.625% Noteholders, the “Parties”).

RECITALS

WHEREAS, the Parties have entered into that certain Restructuring Support Agreement, dated as of June 26, 2011 (the “Prepetition RSA”);

WHEREAS, the Company commenced voluntary cases under chapter 11 of title 11 of the United States Code, 11 U.S.C. §§ 101—1532 (the “Bankruptcy Code”), in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”), on June 27, 2011, in a case stylized as: In re Nebraska Book Company, Inc., 11-12005 (PJW) (Bankr. D. Del. June 27, 2011).

WHEREAS, the Company has requested that the Requisite Consenting 8.625% Noteholders and the Requisite Consenting AcqCo Noteholders amend certain provisions of the RSA as described herein;

WHEREAS, subject to the terms and conditions of this Amendment, the Requisite Consenting 8.625% Noteholders and the Requisite Consenting AcqCo Noteholders have agreed to amend certain provisions of the Prepetition RSA only as described herein and the provisions of the Prepetition RSA not expressly modified by this Amendment remain in full force and effect.

NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in the Prepetition RSA and this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1. Definitions. Capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Prepetition RSA.

2. Amendment. On the Amendment Effective Date (as defined below), the Prepetition RSA is amended as follows:

Section 6.01(a) of the Prepetition RSA is deleted in its entirety and replaced with the following:

the exit financing (including the related credit documents) obtained by the Company is not in form and substance reasonably satisfactory to counsel to the Consenting 8.625% Noteholders and to counsel to the Consenting AcqCo Noteholders; provided, that if the exit financing contains terms less favorable to the Company and its creditors than those evidenced in Exhibit D hereto, such terms must be satisfactory to counsel to the Consenting 8.625% Noteholders and to counsel to the Consenting AcqCo Noteholders; provided, further the Company shall provide the Consenting 8.625% Noteholders and the Consenting AcqCo Noteholders with copies of the material documents relating to the exit financing (including the related credit documents) by December 20, 2011;

Section 6.01(b) of the Prepetition RSA is deleted in its entirety and replaced with the following:

other than with respect to the covenant and agreement in Section 3.02(g) of this Agreement, the breach in any material respect by the Company of any of the obligations, representations, warranties, or covenants of the Company set forth in this Agreement; provided, however, that the Company shall have five business days to cure any such breach after receipt of the notice delivered in accordance with Section 8.10 of this Agreement (the “Cure Period”); provided, further, that if the deadline for voting on any plan of reorganization (the “Voting Deadline”) or any hearing concerning the confirmation of any plan of reorganization (the “Confirmation Hearing”) will occur during the Cure Period, then the Cure Period shall be shall be reduced to one business day prior to such Voting Deadline or Confirmation Hearing, as applicable;

Section 6.04(a)(iii) of the Prepetition RSA is hereby amended by changing the date by which the Debtors must complete a Restructuring from November 3, 2011 to December 23, 2011.

Section 6.04(g) of the Prepetition RSA is hereby amended to conform with the amendments to Section 6.04 of the Prepetition RSA contained in this Amendment;

Section 6.04(h) of the Prepetition RSA is hereby amended by deleting “within 16 days after the date that the Plan of Reorganization is confirmed” and replacing it with “by December 23, 2011”.

3. Payment of Fees and Expenses. Without limiting any provisions in the Prepetition RSA, the Company agrees to pay all fees and expenses due to FTI Consulting, Inc. (“FTI”) under the engagement letter dated May 23, 2011 related to the engagement of FTI, by Milbank, Tweed, Hadley & McCloy LLP (“Milbank”) to provide certain financial advisory and consulting services in relation to Milbank’s representation of certain Requisite Consenting 8.625% Noteholders, as supplemented by the addendum, dated October [_], 2011. For the avoidance of doubt, this Paragraph 3 does not and shall not be interpreted to create a claim for administrative expenses or substantial contribution for FTI, Milbank, or the Requisite Consenting 8.625% Noteholders.

4. Effectiveness. This Amendment shall become effective and binding upon each of the Parties at the time immediately after the following:

(a) (i) the Company has executed and delivered counterpart signature pages of this Amendment to counsel to the Requisite Consenting 8.625% Noteholders, and to counsel to the Requisite Consenting AcqCo Noteholders; (ii) the Requisite Consenting 8.625% Noteholders shall have executed and delivered to the Company counterpart signature pages of this Amendment; and (iii) the Requisite Consenting AcqCo Noteholders shall have executed and delivered to the Company counterpart signature pages of this Amendment; and

(b) the Company has given notice to counsel to the Requisite Consenting 8.625% Noteholders, and counsel to the Requisite Consenting AcqCo Noteholders in accordance with section 8.10 of the Prepetition RSA, that the conditions in (a)(i) through (iii) of this section have been satisfied and this Amendment is effective (the “Amendment Effective Date”).

5. No Assumption. For the avoidance of doubt, nothing in this Amendment shall mean or be construed to mean that the Company is obligated or intends to assume the Prepetition RSA pursuant to section 365 of the Bankruptcy Code.

6. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument.

7. Ratification. Except as expressly set forth herein, the terms and provisions set forth in this Amendment shall not be deemed to be a modification or waiver of any term or condition of the Prepetition RSA. The terms and provisions of the Prepetition RSA, as amended hereby, are ratified and confirmed and shall continue in full force and effect.

8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

9. Acceptance of Facsimile Signatures. Delivery of an executed counterpart of this Amendment by fax or electronic transmission of a .pdf copy shall have the same force and effect as the delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by fax or electronic transmission of a .pdf copy shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of this Amendment.

Company Signature Page to First Amendment and Written Consent to Restructuring And

Support Agreement

NEBRASKA BOOK COMPANY, INC., a Kansas corporation

By:	/s/ Barry S. Maror
Name: Barry S. Major
Authorized Signatory

CAMPUS AUTHENTIC LLC, a Delaware limited liability company

By:	/s/ Barry S. Maror
Name: Barry S. Major
Authorized Signatory

COLLEGE BOOKSTORES OF AMERICA, INC., an Illinois corporation

By:	/s/ Barry S. Maror
Name: Barry S. Major
Authorized Signatory

NBC ACQUISITION CORP., a Delaware corporation

By:	/s/ Barry S. Maror
Name: Barry S. Major
Authorized Signatory

NBC HOLDINGS CORP., a Delaware corporation

By:	/s/ Barry S. Maror
Name: Barry S. Major
Authorized Signatory

NBC TEXTBOOKS, LLC, a Delaware limited liability company

By:	/s/ Barry S. Maror
Name: Barry S. Major
Authorized Signatory

NET TEXTSTORE LLC, a Delaware limited liability company

By:	/s/ Barry S. Maror
Name: Barry S. Major
Authorized Signatory

SPECIALTY BOOKS, INC., a Delaware corporation

By:	/s/Barry S. Maror
Name: Barry S. Major
Authorized Signatory

Noteholder Signature Page to the First Amendment and Written Consent to Restructuring

Support Agreement

Name of Entity:

By:
Name:
Title:

Address:

Attention:
Telephone:
Facsimile:

Principal Amount Held

Claim or Equity Interest	Amount
8.625% Notes Claims
AcqCo Notes Claims
Equity Security Interests